Exhibit 10.3

NEOPHARM, INC.

2006 EQUITY INCENTIVE PLAN

AWARD AGREEMENT

(Stock Option)

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.

I.                                         NOTICE OF STOCK OPTION AWARD

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant

Exercise Price per Share

Total Number of Shares Granted

Total Option Price

Type of Option:

Term/Expiration Date:

Vesting Schedule:

This Option may be exercised, in whole or in part, in accordance with the following schedule:

As of the following Date:	The Option shall become exercisable cumulatively with respect to the following percentage of Shares:
25%
25%
25%
25%

The Option shall not become exercisable in accordance with the foregoing schedule, if the Grantee’s termination of Continuous Status as an Employee or Consultant occurs before such date.  Exercisability under this schedule is cumulative, and after the Option becomes exercisable under the schedule with respect to any portion of the Optioned Stock, it shall continue to be exercisable with respect to that portion of the Optioned Stock until the Option expires.  Notwithstanding the foregoing provisions, the Option shall become exercisable with respect to all of the Optioned Stock as follows:

a.                                         The Option shall become fully exercisable upon the Optionee’s death or Disability as provided in the Plan.

b.                                     In the event of a Change of Control, all unvested Awards shall become immediately vested and exercisable.

                                                Termination Period:

                                                This Option shall terminate immediately if Grantee has a termination of his Continuous Status as an Employee or Consultant for Cause and may be exercised for ninety (90) days after termination of the Grantee’s Continuous Status as an Employee or Consultant because of Retirement or for any reason other than death, Disability or Cause.  Upon the death or Disability of the Grantee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Grantee’s change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above or in the Plan.

II.                                     AGREEMENT

                                                1.                                       Grant of Option. The Administrator hereby grants to the Grantee named in Part I “Notice of Stock Option Award” (the “Notice of Award”) of this Agreement (the “Grantee”), an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Award, at the exercise price per share set forth in the Notice of Award (the “Exercise Price”), subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail.

                                                2.                                       Exercise of Option.

                                                                                                (a)                                  Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Award and the applicable provisions of the Plan and this Award Agreement. In the event of Optionee’s death, Disability or other termination of Grantee’s Continuous Status as an Employee or Consultant, the exercisability of the Option is governed by the applicable provisions of the Plan and this Award Agreement.

                                                                                                (b)                                 Method of Exercise. This Option is exercisable by delivery of an exercise notice to the Administrator, which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Grantee (or a permitted transferee under Section 8 of the Plan) and shall be delivered in person or by certified mail, or electronically in accordance with procedures established by the Administrator, in each case to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Option Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Option Price.

                                                                                                No shares of Stock shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Stock is then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Grantee on the date the Option is exercised with respect to such Exercised Shares.

                                                3.                                       Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                                                                                                (a)                                  cash;

                                                                                                (b)                                 check;

                                                                                                (c)                                  surrender of other shares of Stock which (i) in the case of shares of Stock acquired upon exercise of an option under any compensation plan maintained by the Company, have been owned by the Grantee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the Exercised Shares;

                                                                                                (d)                                 with the approval of the Administrator surrender of shares of Restricted Stock held by the Grantee for at least six (6) months prior to the exercise of the Option, each valued at the Fair Market Value of a share of Stock on the date of exercise.

                                                                                                (e)                                  delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                                                                                                (f)                                    any combination of the foregoing methods of payment or if acceptable to the Administrator.

In the discretion of the Administrator, and to the extent permitted by law, deferred payment by means of a loan may also be made in accordance with Section 10 of the Plan.

                                                4.                                       Limited Transferability of Option. Except as set forth in Section 8 of the Plan, this Option may not be transferred in any manner.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                                                5.                                       Term of Option. This Option may be exercised only within the term set out in the Notice of Award, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

                                                6.                                       Tax Consequences. THE EXERCISE OF THIS OPTION WILL HAVE TAX CONSEQUENCES WHICH COULD BE ADVERSE TO THE GRANTEE.  ACCORDINGLY, THE GRANTEE IS URGED TO CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                                                7.                                       Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and Grantee. This agreement is governed by Illinois law except for that body of law pertaining to conflict of laws.

                                                By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Grantee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Grantee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	NEOPHARM, INC.

By:
Signature		Title:

Print Name

Date

CONSENT OF SPOUSE

                                                The undersigned spouse of Grantee has read and hereby approves the terms and conditions of the Plan and this Award Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Award Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Award Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Award Agreement.

Spouse of Grantee

Date